Taxation	12 Months Ended
Dec. 31, 2017
TAXATION [Abstract]
Taxation

20. TAXATION

a. Value-Added Tax, Business Tax and related surcharges

Effective September 1, 2012, a pilot program (the “Pilot Program”) for transition from the imposition of PRC business tax (“Business Tax”) to the imposition of value-added tax (“VAT”) for revenues from certain industries and certain cities. On May 1, 2016, the transition from the imposition of PRC business tax (“Business Tax”) to the imposition of value-added tax (“VAT”), was expanded to all industries in China, and as a result all of the Group’s revenues have been subject to a 6% VAT and related surcharges on VAT payable at a rate of 12% since that date. To record VAT payable, the Group adopted the net presentation method, which presents the difference between the output VAT (at a rate of 6%) and the available input VAT amount (at the rate applicable to the supplier).

Prior to the Pilot Program, the Group was subject to a 5% PRC business tax and 0.6% in related surcharges on revenues in the PRC. PRC business tax and the related surcharges are recognized when the revenue is earned.

There is a culture construction fee surcharge of 3% on gross revenues from the online advertising and cinema advertising businesses.

b. Income tax

Cayman Islands

Under the current tax laws of the Cayman Islands, the Company is not subject to tax on its income or capital gains. In addition, no Cayman Islands withholding tax will be imposed upon the payment of dividends by the Company to its shareholders.

Hong Kong

Entities incorporated in Hong Kong are subject to profits tax in Hong Kong at the rate of 16.5% for each of the years ended December 31, 2015, 2016 and 2017.

China

Principal Entities Qualified as HNTEs

The CIT Law generally applies an income tax rate of 25% to all enterprises, but grants preferential tax treatment to High and New Technology Enterprises (“HNTEs”). Under this preferential tax treatment, HNTEs are entitled to an income tax rate of 15%, subject to a requirement that they re-apply for HNTE status every three years. During this three-year period, an HNTE must conduct a qualification self-review each year to ensure it meets the HNTE criteria and is eligible for the 15% preferential tax rate for that year. If an HNTE fails to meet the criteria for qualification as an HNTE in any year, the enterprise cannot enjoy the 15% preferential tax rate in that year, and must instead use the regular 25% CIT rate.

AmazGame and Gamease re-applied for HNTE qualification and received approval in December 2017 and October 2017, respectively. AmazGame and Gamease are entitled to continue to enjoy the beneficial tax rate as HNTEs for the years 2017 through 2019, and will need to re-apply for HNTE qualification in 2020.

Gamespace qualified as an HNTE for the years 2017 through 2019, and will need to re-apply for HNTE qualification in 2020.

Principal Entities Qualified as Software Enterprises and KNSEs

The CIT Law and its implementing regulations provide that a “Software Enterprise” is entitled to an income tax exemption for two years beginning with its first profitable year and a 50% reduction to a rate of 12.5% for the subsequent three years. An entity that qualifies as a “Key National Software Enterprise” (a “KNSE”) is entitled to a further reduced preferential income tax rate of 10%. Enterprises wishing to enjoy the status of a Software Enterprise or KNSE must perform a self-assessment each year to ensure they meet the relevant criteria for qualification and file required supporting documents with the tax authorities before using the preferential CIT rates. These enterprises will be subject to relevant governmental authorities’ assessment each year as to whether they are entitled to use the relevant preferential CIT treatments. If at any time during the preferential tax treatment years an enterprise uses the preferential CIT rates but the relevant authorities determine that it fails to meet applicable criteria for qualification, the authorities may revoke the enterprise’s Software Enterprise or KNSE status, as applicable.

•	In 2017, Wuhan Baina Information was in its last year of a two-year period of qualification as a Software Enterprise, during which it is entitled to an income tax exemption.

•	AmazGame performed the self-assessment and filed required supporting documents in 2017 for KNSE status for 2016. AmazGame was qualified as a KNSE after the relevant government authorities’ assessment and was entitled to a preferential income tax rate of 10% for 2016. As a result, a reversal of income tax of $5.1 million to reflect the preferential income tax rate was recorded in the consolidated statements of comprehensive income for the year ended December 31, 2017. The same process will be followed in 2018 by AmazGame for its preferential income tax treatment as a KNSE for 2017.

The license fees and royalty payments received from licensees in various jurisdictions outside of the PRC are subject to foreign withholding taxes. The Group recognizes such foreign withholding taxes as income tax expense when the related license fee and royalty revenue is recognized.

PRC Withholding Tax on Dividends

Under the CIT Law and its implementation rules, the profits of a foreign invested enterprise arising in 2008 and onwards which are distributed to its immediate holding company outside the PRC are subject to a withholding tax rate of 10%. A lower withholding tax rate will be applied if there is a beneficial tax treaty between the PRC and the jurisdiction of the foreign holding company. A holding company in Hong Kong, for example, will be subject to a 5% withholding tax rate under the Arrangement Between the PRC and the Hong Kong Special Administrative Region on the Avoidance of Double Taxation and Prevention of Fiscal Evasion with Respect to Taxes on Income and Capital (the “China-HK Tax Arrangement”) if such holding company is considered a non-PRC resident enterprises and holds at least 25% of the equity interests in the PRC foreign invested enterprise distributing the dividends, subject to approval of the PRC local tax authority. However, if the Hong Kong holding company is not considered to be the beneficial owner of such dividends under applicable PRC tax regulations, such dividend may remain subject to withholding tax rate of 10%.

On October 27, 2009, the PRC State Administration of Taxation issued Circular 601, which provides guidance on determining whether an enterprise is a beneficial owner under China’s tax treaties and tax arrangements. If any of the Company’s Hong Kong subsidiaries is, in the light of Circular 601, to be considered a non-beneficial owner for purpose of the China-HK Tax Arrangement, any dividends paid to it by any of the Company’s PRC subsidiaries would not qualify for the preferential dividend withholding tax rate of 5%, but rather would be subject to the statutory withholding tax rate of 10%. In order to fund the distribution of a dividend to the Company’s shareholders, the Company’s management determined to cause one of the Group’s PRC subsidiaries to declare and distribute a cash dividend of all of its stand-alone 2012 earnings and half of its stand-alone subsequent years’ earnings to its direct overseas parent company, Changyou HK. The Company does not intend to cause any of its other PRC subsidiaries to distribute any profits of such subsidiaries with respect to years prior to 2012 to their direct overseas parent companies, but rather intends that such profits will be retained by such subsidiaries for their PRC operations. The Company’s management believes that under the corporate income tax law and relevant rules, such dividend out of earnings generated after January 1, 2012 is subject to a 5% withholding tax. Therefore, withholding tax associated with this distribution plan was accrued and recorded as deferred tax liabilities in the amount of $31.0 million as of December 31, 2017.

Uncertain Tax Positions

For the years ended December 31, 2015, 2016 and 2017, the Company did not have any material interest or penalties associated with tax positions, nor did the Company have any significant unrecognized uncertain tax positions.

As management determined that certain business transactions that took place during 2015 may result in additional tax obligations under relevant tax rules, the Company recognized $14.6 million in tax payable in 2015, which was reclassified to other long-term liabilities in 2016, due to the Company’s expectation that such tax payable would not be settled within twelve months after December 31, 2016.

The Group does not anticipate that the uncertain tax positions will significantly increase or decrease within twelve months after December 31, 2017.

Composition of income tax expense

The current and deferred portions of income tax expense included in the consolidated statements of comprehensive income are as follows:

	For the year ended December 31, (in thousands)
	2015	2016	2017
Income/(loss) from foreign entities	$53,752	$5,371	$(79,263)
Income from PRC entities	190,930	163,282	201,869

Income/(loss) before income tax expenses	$244,682	$168,653	$122,606
Current income tax expense	$44,668	$9,109	$38,625
Deferred tax	8,009	11,403	1,524

Income tax expenses applicable to PRC entities	$52,677	$20,512	$40,149
Foreign withholding tax expense	1,378	1,071	618

Income tax expense	$54,055	$21,583	$40,767

Reconciliation between the statutory CIT rate and the Group’s effective tax rate is as follows:

	For the year ended December 31,
	2015	2016	2017
Statutory CIT rate	25.0%	25.0%	25.0%
Effect of tax holidays*	(12.8)%	(16.0)%	(19.1)%
Tax differential from statutory rate applicable to overseas subsidiaries	3.7%	1.2%	8.7%
Effect of withholding taxes	1.6%	2.3%	3.0%
Changes in valuation allowance	(2.7)%	0.9%	11.2%
Other permanent book-tax differences	7.3%	(0.6)%	4.5%

Effective CIT rate	22.1%	12.8%	33.3%

*	The income tax reversal resulting from the preferential income tax rate that AmazGame received as a 2015 and 2016 KNSE is included in the “Effect of tax holidays” in the table above.

The combined effects of the income tax expense exemption and reduction available to the Group are as follows (in thousands, except per share data):

	For the year ended December 31,
	2015	2016	2017
Tax holiday effect	$31,431	$26,969	$23,344
Basic earnings per share	$0.30	$0.26	$0.22

c. Deferred tax assets and liabilities

Significant components of the Group’s deferred tax assets consist of the following:

	As of December 31, (in thousands)
	2016	2017
Deferred tax assets
Net operating loss from operations	$29,694	$24,869
Intangible assets	2,393	2,172
Accrued salary and benefits	3,557	6,430
Others	5,052	5,463

Total deferred tax assets	40,696	38,934
Less: Valuation allowance	(32,744)	(28,834)

Net deferred tax assets	$7,952	$10,100

Deferred tax liability
Withholding tax related to distribution of dividend	$26,002	$30,992
VAT refund	3,334	3,451

Net deferred tax liabilities	$29,336	$34,443

As of December 31, 2016 and 2017, the Group had made a valuation allowance against its deferred tax assets to the extent such deferred tax assets were not expected to be realized by certain subsidiaries and VIEs. The Group evaluated a variety of factors in determining the amount of the valuation allowance, including uncertainty as to the success of the Group’s businesses due to intense competition in the industries in which the Group operates its businesses and the migration of game players to mobile devices.

In 2017, $9.2 million of PRC net operating losses generated from previous years expired. The remaining PRC net operating losses will expire successively commencing in 2018.

The Group does not believe that sufficient positive evidence exists to support a conclusion that the recoverability of deferred tax assets of certain entities in the Group is more likely than not to be realized. Consequently, the Group has provided full valuation allowances for the deferred tax assets of these entities. The following table sets forth the movement of the aggregate valuation allowances for deferred tax assets for the periods presented:

	For the year ended December 31,
	2015	2016	2017
Balance as of the beginning of period	$51,431	$32,534	$32,744
Additions charged to expense	7,680	7,588	18,391
Deletions credited to expense	(24,700)	(5,285)	(24,078)
Currency translation	(1,877)	(2,093)	1,777
Balance as of the end of period	$32,534	$32,744	$28,834